EXHIBIT
                                                            10(iii)(c)
                                                            Page 1 of 6







          TO:    EXECUTIVE VICE PRESIDENT


          SUBJECT:  BONUS CONTRACT FOR 1994

          The bonus plan applying to you for 1994 is outlined herein.

          Your bonus potential for 1994  will be divided into two parts.
          % of salary will be  based on Group Operating results and    % of
          salary  will  be based  on the  bonus  awarded to  the Chairman's
          Office.

          GROUP OPERATIONS CONTRACT (applies to   % of salary)

           1.    Should your  Operations Groups attain worldwide  operating
                 income of $           , you will receive a bonus of   % of
                   % of your  annual salary rate in effect on  December 31,
                 1994.

           2.    For each  $             by which  your worldwide operating
                 income exceeds $             up to $            , you will
                 receive    % of   %  of your salary.  For each $
                 over  $             , you will  receive  % of    % of your
                 salary.

           3.    You  will  receive a  bonus  for  accounts  receivable and inventory turnover (sales divided by the five point average of total accounts receivable and inventory) determined in accordance with the following: For attaining your PGP for accounts receivable and inventory
                 turnover of       , you will receive    % of    % of  your
                 salary.    For  each  .03 increase  in  A/R and  inventory
                 turnover, you will receive  % of   % of your salary.

           4. You may receive an additional discretionary award of up to % of % of your salary. The award will be based upon your individual achievements and the accomplishments of your Groups. Any award also will be dependent upon the Company's overall performance.

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                                                            EXHIBIT
                                                            10(iii)(c)
                                                            Page 2 of 6


          BONUS CONTRACT FOR 1994 - EXECUTIVE VICE PRESIDENT


           5.    The maximum bonus  award on the sum of paragraphs  (1) and
                 (2) will be limited to % of % of your salary. The maximum bonus award on paragraph (3) will be limited to % of % of your salary. The maximum bonus award on paragraph (4) will be limited to % of % of your salary.

           6. Should the Company achieve or exceed Earnings Per Share of $ , the total bonus percentage earned by you under paragraphs (1)( through (5) will be increased in accordance with the following schedule:


                                             BONUS EARNED PAR. 1-5
                 E.P.S. ACHIEVED                 INCREASED BY
                    $                                 10%
                    $                                 15%
                    $                                 20%
                    $                                 25%


          CORPORATE CONTRACT (applies to   % of salary)

           7.    You  also will  receive a bonus based  upon the percentage bonus awarded to the Chairman's office which will apply to
                   %  of your salary.  For example, if the bonus awarded to
                 the  Chairman's office is    % of salary, your bonus award
                 under this paragraph (7) would be   % of   % of salary.

           8.    The  maximum bonus  award for  paragraphs (1)  through (7)
                 will be limited to     % of your total annual salary  rate
                 in effect on December 31, 1994.

           9. Acquisitions, divestitures, changes in assignment, changes in accounting procedures or tax law, abnormal deviations to plan in other income and expenses in your financial income statements, and/or corrections in historical data during 1994 may necessitate pro rata adjustments in the above goals and/or actual operating results. Any such changes will be advised to you in a timely manner.






                                                            EXHIBIT
                                                            10(iii)(c)
                                                            Page 3 of 6



          BONUS CONTRACT FOR 1994 - EXECUTIVE VICE PRESIDENT


          10. The results will be tabulated by the Corporate Controller's Office and reflected on Operating Income and Accounts Receivable and Inventory Reports. For those divisions having LIFO expense, the impact of LIFO will be included in both the income and inventory portion of the calculation.

          11. It is the present intention of the Company to decide the amount of bonus for 1994 in February 1995. If the above objectives are not attained, any bonus award will be made at the sole discretion of the Company.

          12. An illustration is attached of the Operations Group Contract bonus calculation assuming you achieve your PGP for Operating Income, exceed your Accounts Receivable and Inventory PGP and receive a discretionary award for your accomplishments under paragraph (4).

          13. The Company will be the final arbiter of interpretation of the above arrangements.



                                           /S/ J. E. Perrella
                                               J. E. Perrella
                                               Chairman



















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                                                            EXHIBIT
                                                            10(iii)(c)
                                                            Page 4 of 6






          TO:       GROUP PRESIDENT


          SUBJECT:  BONUS CONTRACT FOR 1994

          The bonus plan applying to you for 1994 is outlined below:

           1.    Should  your operating  group  attain  worldwide operating
                 income of $          , you will receive a bonus of    % of
                 your annual salary rate in effect on December 31, 1994.

           2.    For each $             by  which your worldwide  operating
                 income exceeds $             you will receive   %  of your
                 salary.

           3.    You  will  receive a  bonus  for  accounts  receivable and inventory turnover (sales divided by the five point average of total accounts receivable and inventory) determined in accordance with the following: For attaining your PGP for accounts receivable and inventory turnover of ______, you will receive ______% of your salary. For each .03 increase in A/R and inventory turnover, you will receive % of your salary.

           4. You may receive an additional discretionary award of up to % of your salary. The award will be based upon your individual achievements and the accomplishments of your Group. Your performance related to reengineering of business processes will be a major factor in determining the amount of bonus awarded under this paragraph. Any award also will be dependent upon the Company's overall performance.

           5.    The maximum bonus  award on the sum of paragraphs  (1) and
                 (2) will be limited to % of your salary. The maximum bonus award on paragraph (3) will be % of salary. The maximum bonus award on paragraph (4) will be % of salary. The maximum award on the sum of paragraphs (1)
                 through (4) will be limited to    % of salary.





                                                            EXHIBIT
                                                            10(iii)(c)
                                                            Page 5 of 6



          BONUS CONTRACT FOR 1994 - GROUP PRESIDENT


           6. Should the Company achieve or exceed Earnings Per Share of $ , the total bonus percentage earned by you under paragraphs (1) through (5) will be increased in accordance with the following schedule:


                 EARNINGS PER
                    SHARE                    BONUS % EARNED PAR.1-5
                   ATTAINED                       INCREASED BY
                   $                                  10%
                   $                                  15%
                   $                                  20%
                   $                                  25%

           7.    The  maximum bonus  award for  paragraphs (1)  through (6)
                 will be  limited to      % of  your annual  salary rate in
                 effect on December 31, 1994.

           8. Acquisitions, divestitures, changes in assignment, changes in accounting procedures or tax law, abnormal deviations to plan in other income and expenses in your financial income statements, and/or corrections in historical data during 1994 may necessitate pro rata adjustments in the above goals and/or actual operating results. Any such changes will be advised as soon as possible.

           9. The results will be tabulated by the Corporate Controller's Office and reflected on Operating Income and Accounts
                Receivable and Inventory Reports. For those divisions having LIFO expense, the impact of LIFO will be included in both the income and inventory portion of the calculation.

          10. It is the present intention of the Company to decide the amount of bonus for 1994 in February 1995. If the above objectives are not attained, any bonus award made will be at the sole discretion of the Company.

                                                            EXHIBIT
                                                            10(iii)(c)
                                                            Page 6 of 6



          BONUS CONTRACT FOR 1994 - GROUP PRESIDENT


          11. An illustration is attached of the bonus calculation assuming you achieve your PGP for Operating Income, exceed your Accounts Receivable and Inventory PGP and receive a discretionary award for your accomplishments under paragraph (4).

          12. The Company will be the final arbiter of interpretation of the above arrangements.





                                           /S/ J. E. Perrella
                                               J. E. Perrella
                                               Chairman




























                                          99
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